Financial Results 3Q 2015 Exhibit 99.2

This
presentation
contains
“forward-looking
statements”
concerning
First
BanCorp’s
(the
“Corporation”)
future
economic
performance.
The
words
or
phrases
“would
be,”
“will
allow,”
“intends
to,”
“will
likely
result,”
“are
expected
to,”
“expect,”
“anticipate,”
“look
forward,”
“should,”
“believes”
and
similar
expressions
are
meant
to
identify
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
and
are
subject
to
the
safe
harbor
created
by
such
section.
The
Corporation
wishes
to
caution
readers
not
to
place
undue
reliance
on
any
such
“forward-looking
statements,”
which
speak
only
as
of
the
date
made,
and
to
advise
readers
that
various
factors,
including,
but
not
limited
to,
uncertainty
about
whether
the
Corporation
and
FirstBank
Puerto
Rico
(“FirstBank”
or
“the
Bank”)
will
be
able
to
fully
comply
with
the
written
agreement
dated
June
3,
2010
that
the
Corporation
entered
into
with
the
Federal
Reserve
Bank
of
New
York
(the
“FED”)
and
the
order
dated
June
2,
2010
(the
“Order”)that
FirstBank
entered
into
with
the
FDIC
and
the
Office
of
the
Commissioner
of
Financial
Institutions
of
Puerto
Rico
that,
among
other
things,
require
FirstBank
to
maintain
certain
capital
levels
and
reduce
its
special
mention,
classified,
delinquent
and
non-performing
assets;
the
risk
of
being
subject
to
possible
additional
regulatory
actions;
uncertainty
as
to
the
availability
of
certain
funding
sources,
such
as
retail
brokered
CDs;
the
Corporation’s
reliance
on
brokered
CDs
and
its
ability
to
obtain,
on
a
periodic
basis,
approval
from
the
FDIC
to
issue
brokered
CDs
to
fund
operations
and
provide
liquidity
in
accordance
with
the
terms
of
the
Order;
the
risk
of
not
being
able
to
fulfill
the
Corporation’s
cash
obligations
or
resume
paying
dividends
to
the
Corporation’s
stockholders
in
the
future
due
to
the
Corporation’s
inability
to
receive
approval
from
the
FED
to
receive
dividends
from
FirstBank
or
FirstBank’s
failure
to
generate
sufficient
cash
flow
to
make
a
dividend
payment
to
the
Corporation;
the
strength
or
weakness
of
the
real
estate
markets
and
of
the
consumer
and
commercial
credit
sectors
and
their
impact
on
the
credit
quality
of
the
Corporation’s
loans
and
other
assets,
including
the
Corporation’s
construction
and
commercial
real
estate
loan
portfolios,
which
have
contributed
and
may
continue
to
contribute
to,
among
other
things,
the
high
levels
of
non-performing
assets,
charge-offs
and
the
provision
expense
and
may
subject
the
Corporation
to
further
risk
from
loan
defaults
and
foreclosures;
adverse
changes
in
general
economic
conditions
in
the
United
States
and
in
Puerto
Rico,
including
the
interest
rate
scenario,
market
liquidity,
housing
absorption
rates,
real
estate
prices
and
disruptions
in
the
U.S.
capital
markets,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
demand
for
all
of
the
Corporation’s
products
and
services
and
the
value
of
the
Corporation’s
assets;
an
adverse
change
in
the
Corporation’s
ability
to
attract
new
clients
and
retain
existing
ones;
a
decrease
in
demand
for
the
Corporation’s
products
and
services
and
lower
revenues
and
earnings
because
of
the
continued
recession
in
Puerto
Rico
and
the
current
fiscal
problems
and
budget
deficit
of
the
Puerto
Rico
government;
uncertainty
about
regulatory
and
legislative
changes
for
financial
services
companies
in
Puerto
Rico,
the
United
States
and
the
U.S.
and
British
Virgin
Islands,
which
could
affect
the
Corporation’s
financial
performance
and
could
cause
the
Corporation’s
actual
results
for
future
periods
to
differ
materially
from
prior
results
and
anticipated
or
projected
results;
uncertainty
about
the
effectiveness
of
the
various
actions
undertaken
to
stimulate
the
United
States
economy
and
stabilize
the
United
States’
financial
markets,
and
the
impact
such
actions
may
have
on
the
Corporation’s
business,
financial
condition
and
results
of
operations;
changes
in
the
fiscal
and
monetary
policies
and
regulations
of
the
federal
government,
including
those
determined
by
the
Federal
Reserve
System,
the
FDIC,
government-sponsored
housing
agencies
and
regulators
in
Puerto
Rico
and
the
U.S.
and
British
Virgin
Islands;
the
risk
of
possible
failure
or
circumvention
of
controls
and
procedures
and
the
risk
that
the
Corporation’s
risk
management
policies
may
not
be
adequate;
the
risk
that
the
FDIC
may
further
increase
the
deposit
insurance
premium
and/or
require
special
assessments
to
replenish
its
insurance
fund,
causing
an
additional
increase
in
the
Corporation’s
non-interest
expense;
risks
of
not
being
able
to
recover
the
assets
pledged
to
Lehman
Brothers
Special
Financing,
Inc.;
the
impact
on
the
Corporation’s
results
of
operations
and
financial
condition
associated
with
acquisitions
and
dispositions;
a
need
to
recognize
additional
impairments
on
financial
instruments
or
goodwill
relating
to
acquisitions;
risks
that
downgrades
in
the
credit
ratings
of
the
Corporation’s
long-term
senior
debt
will
adversely
affect
the
Corporation’s
ability
to
access
necessary
external
funds;
the
impact
of
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act
on
the
Corporation’s
businesses,
business
practices
and
cost
of
operations;
and
general
competitive
factors
and
industry
consolidation.
The
Corporation
does
not
undertake,
and
specifically
disclaims
any
obligation,
to
update
any
“forward-looking
statements”
to
reflect
occurrences
or
unanticipated
events
or
circumstances
after
the
date
of
such
statements
except
as
required
by
the
federal
securities
laws.
Investors
should
refer
to
the
Corporation’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2013
for
a
discussion
of
such
factors
and
certain
risks
and
uncertainties
to
which
the
Corporation
is
subject.
Forward-Looking Statements

Agenda
Third Quarter 2015 Highlights
Aurelio Alemán, President & Chief Executive Officer
Third Quarter 2015 Results of Operations
Orlando Berges, Executive Vice President & Chief Financial Officer
Questions & Answers

Key Highlights 4 Third Quarter Results

Profitability
Net income of $14.8 million, or $0.07 per diluted share.
Pre-tax income for 3Q 2015 was $19.2 million compared to adjusted pre-tax income of $20.2 million for 2Q 2015, excluding the bulk sale, OTTI adjustments and some interim servicing costs from the
Doral transaction.
During 3Q 2015 net interest margin increased 1 basis point to 4.19%.
Adjusted pre-tax, pre-provision income of $50.5 million, compared to $47.7 million for 2Q 2015.
Asset
Quality
Total NPAs declined by $27.3 million, or 4%; NPAs/assets 4.81% as of September 30, 2015.
Inflows to nonperforming of $50.8 million compared to $44.9 million in 2Q 2015.
Provision for loan and lease losses of $31.2 million.  Excluding the 2Q 2015 charge related to the bulk sale, the provision increased $3.9  million.
Core
Deposits
Deposits, net of government and brokered, increased by $26.4 million to $6.7 billion.
Total cost of deposits, net of brokered, remained at 0.61%.
Brokered certificates of deposit (CDs) decreased by $62.7 million in 3Q 2015.
Capital
3Q 2015 capital position:
–
Total Risk Based Capital Ratio of 19.7%;
–
Tier 1 Ratio Risk Based Capital Ratio of 16.6%; and
–
Leverage Ratio of 12.4%.
Book value per common share of $7.74 compared to $7.60 in 2Q 2015.
Tangible book value per common share of $7.50 compared to $7.35 in 2Q 2015.
Third Quarter 2015 Highlights

Loan Originations* ($ millions)
Loan Portfolio ($ millions)
2,820
3,011
3,332
3,328
3,330
2,027
1,983
1,937
1,899
1,862
142
123
124
121
164
4,327
4,145
4,092
3,870
3,946
80
77
82
80
35
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
$9,396
$9,339
$9,567
169
154
153
197
179
245
235
221
235
234
7
12
9
14
4
496
490
398
420
394
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
$917
$891
$777
Residential Mortgage
Consumer & Finance Leases
Construction
Commercial
Loans HFS
Growth in commercial portfolio supported by Florida and
the Eastern Caribbean.
–
Florida and the Eastern Caribbean contributed
approximately $100 million in commercial origination
volume in 3Q 2015.
Focus remains on growth opportunities within our markets.
Origination and renewal activity continues to
sustain our loan portfolio levels.
Increased distribution channels are supporting our
origination volume.
The commercial new business pipelines for Puerto
Rico remains stable while Florida is improving.
Despite a challenging market environment, we continue to achieve results through our regional diversification:
* Including refinancing and draws from existing revolving and non-revolving commitments.
Third
Quarter
2015
Highlights:
LOAN
PORTFOLIO
$9,298
$866
$9,337
$854

Total Deposit Composition (%)
Core Deposits* ($ millions)
2,814
2,841
3,203
3,139
3,079
1,246
1,263
1,390
1,346
1,438
2,111
2,092
2,225
2,194
2,189
469
401
451
495
743
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
* Core deposits are total deposits excluding brokered CDs.
$6,640
$6,597
$7,269
Interest
Bearing
63%
Non-
Interest
Bearing
14%
Brokered
CDs
23%
Non-brokered deposits, excluding government deposits, increased $26.4 million in 3Q 2015 and $509 million YTD 2015.
Total cost of deposits, net of brokered, remained at 0.61%.
Government deposits increased $248.2 million in 3Q 2015, a significant portion of this increase is considered temporary.
Continue to reduce reliance on brokered deposits which declined $62.7 million compared to 2Q 2015 and $619 million YTD
2015.
Core deposits stable; continue reducing reliance on brokered deposits
Third
Quarter
2015
Highlights:
DEPOSIT
MIX
Retail
Commercial
CDs & IRAs
Public Funds
$7,174
$7,449

Third
Quarter
2015
Highlights:
PR
GOVERNMENT
EXPOSURE
Total outstanding exposure to the Puerto
Rico Government was $402 million with a
book value of $371 million as of
September 30, 2015, down from $378
million as of June 30, 2015.
—
Investment portfolio outstanding principal of
$65.6 million, being carried on books at
$34.1 million.
—
Loan exposure is
diversified among all
sectors with the largest public company
exposure to PREPA on nonaccrual status.
PREPA UPB of $75.0 million.
—
Largest  government exposure to
municipalities supported by assigned tax
revenues.
In addition, there is $130 million of
indirect exposure to the Tourism
Development Fund supporting hotel
projects.
—
Any inability of the TDF to honor its payment
guaranty, for which it has been making
payments since 2012, may result in an
adverse impact to asset quality metrics.
—
Government tax revenues generated on
these projects continue to substantially
exceed payments made by the TDF.
Total Government Deposits as of
September 30, 2015 were $524.5 million.
($ in millions)
Government Unit
Time Deposits
Transaction
Accounts
Total
Municipalities
19.1
$
138.1
$
157.2
$
Municipal Agency
-

183.5

183.5

Public Agencies
30.7

151.6

182.3

Public Corporations
-

1.5

1.5

  Total Deposits
49.8
$
474.7
$
524.5
$
Investment Portfolio
52.7
$
Central Government:
21.0
$
2 loans
14.0
7.0
Public Corporations:
97.9
$
3 loans
72.6
CRE -
Operating Revenues
21.5
3.8
Municipalities:
199.5
$
10 loans
199.5
Total Direct Government Exposure
371.1
$
Property Tax Revenues
Commonwealth Appropriations
CRE & Commonwealth Appropriations
PREPA Fuel Line
Rental Income
Government Unit
Source of Repayment
Total
Outstanding

9 Results of Operations Third Quarter Results

Results
of
Operations:
THIRD
QUARTER
FINANCIAL
HIGHLIGHTS
($ in thousands, except per share data)
Select Financial Information
3Q 2015
2Q 2015
Variance
3Q 2014
Interest income
149,812
$
151,632
$
(1,820)
$
156,662
$
Interest expense
24,883

25,155

(272)

28,968

Net interest income
124,929

126,477

(1,548)

127,694

Provision for loan and lease losses
31,176

74,266

(43,090)

26,999

Non-interest income
18,989

19,767

(778)

16,419

Loss on investments & impairments
(231)

(13,097)

12,866

(245)

Bargain purchase gain
-

-

-

-

Total non-interest income
18,758

6,670

12,088

16,174

Personnel expense
37,284

37,841

(557)

33,877

Occupancy and equipment expense
15,248

15,059

189

14,727

Insurance and supervisory fees
6,590

6,796

(206)

9,493

REO expense
4,345

4,874

(529)

4,326

Other operating expenses
29,810

38,229

(8,419)

31,181

Total non-interest expense
93,277

102,799

(9,522)

93,604

Pre-tax income (loss)
19,234

(43,918)

63,152

23,265

Income tax (expense) benefit
(4,476)

9,844

(14,320)

(64)

Net income (loss)
14,758
$
(34,074)
$
48,832
$
23,201
$
Select Financial Information
Adjusted Pre-tax, pre-provision income
50,497
$
47,727
$
2,770
$
50,750
$
Fully diluted EPS
0.07
$
(0.16)
$
0.23
$
0.11
$
Book value per share
7.74
$
7.60
$
0.14
$
6.05
$
Tangible book value per share
7.50
$
7.35
$
0.15
$
5.81
$
Common stock price
3.56
$
4.82
$
(1.26)
$
4.75
$
Net Interest Margin (GAAP)
4.19%
4.18%
0.01%
4.14%
Efficiency ratio
64.9%
77.2%
(12.3%)
65.1%

Key Highlights
Net Interest Income ($ millions)
$127.7
$129.2
$125.6
$126.5
$124.9
4.14%
4.18%
4.18%
4.18%
4.19%
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
  Net Interest Income ($)
  Net Interest Margin (GAAP %)
Net interest income decreased $1.6 million in
3Q 2015. This decrease was mainly due to:
o
A $0.8 million decrease in interest income on
commercial and construction loans;
o
A $0.5 million decline in interest income on
consumer loans (primarily auto) driven by lower
volumes;
o
A $0.3 million decrease in interest income on
securities due to lower volume; and
o
A $0.3 million decrease in interest income on
residential mortgage loans.
This decrease was partially offset by:
o
A $0.3 million decrease in interest expense
primarily driven by the full quarter impact of
interest income earned on a reverse repurchase
agreement entered into in mid-April 2015.
GAAP NIM increased 1 basis point to 4.19%.
Results
of
Operations:
NET
INTEREST
INCOME

Key Highlights
Cost of Deposits (%)
0.83%
0.81%
0.77%
0.73%
0.74%
0.72%
0.70%
0.66%
0.61%
0.61%
0.50%
0.60%
0.70%
0.80%
0.90%
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
  Interest Bearing Deposits (%)
  Total Deposits (%)
Cost of total deposits, excluding brokered
CDs, remained flat at 0.61%.
The average rate paid on non-brokered
interest-bearing deposits increased by 1
basis point to 0.74% during the third quarter.
Brokered CDs declined by $62.7 million
during 3Q 2015.
Results
of
Operations:
COST
OF
FUNDS

8.2
9.3
11.1
10.1
9.4
3.8
4.5
3.6
4.8
4.3
4.2
4.2
4.6
5.2
5.1
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
Service Charges on Deposits
Mortgage Banking
Other

Key Highlights
Non-Interest Income* ($ millions)
* Non interest income excludes equity losses of unconsolidated entities, OTTI, HFS bulk sale impact and bargain purchase gain.
Excluding the $12.9 million OTTI charge on
Puerto Rico Government debt securities and
the $0.6 million pre-tax loss on a commercial
loan HFS and sold in the bulk sale in 2Q 2015,
adjusted non-interest income decreased $1.3
million, due to:
o
A $0.5 million decrease in revenues on
mortgage banking;
o
A $0.3 million decrease in insurance
commissions; and
o
A $0.3 million decline due to a gain on
the exchange of trust preferred securities
in 2Q 2015.
$16.2
$17.9
$19.3
Results
of
Operations:
NON-INTEREST
INCOME
$20.1
$18.8

Results
of
Operations:
OPERATING
EXPENSES
Non-interest expenses decreased by $9.5 million in
3Q 2015 to $93.3 million. 2Q 2015 expenses
included:
-
$2.6 million acquisition and conversion costs
related to the Doral transaction; and
-
$1.2 million of expenses and losses directly
associated with the bulk sale transaction.
Excluding these items, non-interest expense
declined $5.8 million due to:
-
A $1.8 million decrease in credit related expenses
due to lower legal, appraisal and OREO operating
expenses;
-
A $0.6 million decrease in adjusted employees’
compensation and benefit expenses mainly due to a
decrease in payroll taxes and incentive
compensation;
-
$1.3 million in consulting and legal fees during 2Q
for special projects as well as strategic, stress
testing, and capital planning; and
-
$1.6 million of excess interim servicing costs in 2Q
2015 on Doral accounts over internal processing
costs
This reduction was partially offset by higher
business promotion expenses and credit &
debit card processing related to post-
conversion costs on accounts acquired from
Doral.
($ in millions)
3Q 2015
2Q 2015
% Change
Credit related expenses
6.6
$
8.4
$
-21%
Compensation & benefits
37.3

37.8

-1%
Occupancy & equipment
15.2

15.1

1%
Credit & debit card processing expenses
4.3

3.9

9%
Taxes other than income
3.1

3.1

-2%
Deposit insurance prem & supervisory
6.6

6.8

-3%
Other professional fees
3.9

6.0

-35%
Excess interim servicing costs - Doral
-

1.6

Business promotion
4.1

3.7

12%
All other expenses
12.2

12.7

-4%
Non-GAAP operating expenses
93.3
$
99.1
$
-6%
Doral acquisition & conversion
-

2.6

Bulk sale of assets & related loss on OREO
-

1.2

  Total operating expenses, as reported
93.3
$
102.8
$
-9%

1 First BanCorp

150
1,639
150
1,551
163
1,506
159
163
1,239
172
1,233
176
1,208
188
1,184
194
1,138
213
1,119
242
1,066
251
1,008
260
976
148
256
683
95
151
506
80
147
498
55
175
496
55
154
522
55
138
565
55
130
560
55
138
524
55
136
564
48
133
464
137
473
9.5%
5.7%
5.1%
4.8%
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015
Loans HFI
Repossessed Assets & Other

Non-Performing Assets ($ millions)
$1,790
$754
-
66%
Total non-performing loans, including non-performing loans held for sale, decreased by $30.9 million, or 6%.
NPAs declined $27.3 million in 3Q 2015.
New non-performing loan inflows amounted to $50.8 million compared to inflows of $44.9 million in 2Q 2015.
NPAs decreased by $27.3 million to $617 million or 4.8% of assets:
Results
of
Operations:
ASSET
QUALITY
Q-o-Q Change in NPAs
Migration Trend ($ millions)
$644
$617
Loan
3Q
2Q
$
%
Portfolio
2015
2015
Change
Change
Residential
$175
$175
($0)
(0%)
Consumer
$31
$33
($2)
(6%)
C&I and CRE
$211
$239
($28)
(12%)
Construction
$56
$16
$40
247%
Loans HFS
$8
$48
($40)
(83%)
Total NPLs
$481
$512
($31)
(6%)
REO & Repo
$137
$133
$4
3%
Total NPAs
$617
$644
($27)
(4%)
Loan
3Q
2Q
$
%
Portfolio
2015
2015
Change
Change
Residential
$27
$25
$2
9%
Consumer
$13
$13
($0)
(0%)
$10
$7
$4
53%
$51
$45
$6
13%
Commercial &
Construction
Total
Migration

Key Highlights
Net Charge-Offs ($ millions)
6
7
5
3
5
18
19
16
11
14
15
2
8
62
5
3
2
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
  Residential
  Consumer
  Commercial
  Construction
Total net charge-offs for 3Q 2015 were $24 million, or
1.02% of average loans, compared to $79 million in 2Q
2015. Excluding the impact of charge-offs related to the
bulk sale ($61.4 million), total net charge-offs were $6.4
million higher in 3Q 2015.
Allowance coverage ratio of 2.46% as of September 30,
2015 compared to 2.40% as of June 30, 2015.
The ratio of the allowance to NPLs held for investment
was 48.44% as of September 30, 2015 compared to
47.79% as of June
30, 2015.
$43
$27
$29
Commercial NPLs (Includes HFS)
*Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs.
Results
of
Operations:
NET
CHARGE-OFFS
$79
$24
Product
Book Value
Accum.
Charge-offs
Reserves
Net
Carrying
Amount
*
C&I
$141.9
$33.4
$16.3
71.6%
Const.
63.8

89.6

2.1

40.2%
CRE
69.2

21.8

5.4

70.1%
Total
$274.8
$144.8
$23.9
59.8%

19.7%
16.6%
12.6%
12.4%
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
Total Risk-Based Capital
Tier-1
Leverage
Tier-1 Common
Tangible Common

Results of Operations: CAPITAL
POSITION
Total stockholders’ equity amounted to $1.7 billion as of September 30, 2015, an increase of $32.7 million from June 30, 2015, mainly driven by net income of $14.8 million and an increase of $16.7 million in other comprehensive income due to the fair value of U.S. agency MBS and U.S. agency debt obligations.
Capital Ratios (%)

18 Third Quarter Results Q & A

19 Third Quarter Results Exhibits

Results
of
Operations:
KEY
MARGIN
DRIVERS
Q3  vs. Q2 Change in Average Interest Earning Assets & Interest Bearing Liabilities
* On a tax equivalent basis and excluding valuations
$
in
%
in
Average
Average
Volume
Rate
Average total investments
(174,829)
$
0.06%
(315)
$
Average loans & leases:
Residential mortgage loans
(4,751)
(0.09%)
(321)
Construction loans
67
0.14%
79
C&I and commercial mortgage loans
(108,879)
(0.05%)
(1,214)
Finance leases
(837)
0.07%
75
Consumer loans
(35,273)
(0.02%)
(540)
Total average loans
(149,673)
(0.05%)
(1,921)
Average total interest-earning assets
(324,502)
0.01%
(2,236)
Interest-bearing liabilities:
Brokered CDs
(157,628)
0.04%
96
Other interest-bearing deposits
(152,153)
0.01%
33
Other borrowed funds
(44,702)
0.04%
154
Average total interest-bearing liabilities
(354,483)
0.02%
272
Increase (decrease) in net interest income *
(1,964)
$
Net Interest
Income
Changes

NPLS
HELD
FOR
INVESTMENT
-
MIGRATION
Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial
Construction
Consumer
Total
Beginning balance
175,035
$
95,088
$
143,935
$
16,118
$
33,397
$
463,573
$
    Plus:
         Additions to non-performing
27,392

4,530

5,756

57

13,055

50,790

    Less:
        Non-performing loans transferred to OREO
(10,833)

(866)

(2,531)

(102)

-

(14,332)

        Non-performing loans charged-off
(2,790)

(3,522)

(805)

(70)

(11,759)

(18,946)

        Loans returned to accrual status / collections
(14,249)

(26,123)

(4,324)

(37)

(3,418)

(48,151)

        Transfer from Loans Held for Sale
-

-

-

40,005

-

40,005

        Non-performing loans sold
-

(128)

(176)

-

-

(304)

Ending balance
174,555
$
68,979
$
141,855
$
55,971
$
31,275
$
472,635
$
Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial
Construction
Consumer
Total
Beginning balance
172,583
$
142,385
$
186,500
$
27,163
$
34,913
$
563,544
$
    Plus:
         Additions to non-performing
25,058

3,902

2,576

280

13,070

44,886

    Less:
        Non-performing loans transferred to OREO
(5,630)

(6,826)

(513)

(120)

(556)

(13,644)

        Non-performing loans charged-off
(2,388)

(2,777)

(647)

-

(8,759)

(14,571)

        Loans returned to accrual status / collections
(14,588)

(7,253)

(4,061)

(151)

(5,271)

(31,324)

        Bulk sale transaction
-

(34,343)

(39,921)

(11,054)

-

(85,318)

Ending balance
175,035
$
95,088
$
143,935
$
16,118
$
33,397
$
463,573
$
June 30, 2015
September 30, 2015

1 First BanCorp

(In thousands, except ratios and per share information)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Tangible Equity:					
Total equity - GAAP	$ 1,700,950	$ 1,668,220	$ 1,705,750	$ 1,671,743	$ 1,324,157
Preferred equity	(36,104)	(36,104)	(36,104)	(36,104)	(36,104)
Goodwill	(28,098)	(28,098)	(28,098)	(28,098)	(28,098)
Purchased credit card relationship	(14,087)	(14,854)	(15,622)	(16,389)	(17,235)
Core deposit intangible	(9,725)	(10,283)	(10,914)	(5,420)	(5,810)
Tangible common equity	**$ 1,612,936**	**$ 1,578,881**	**$ 1,615,012**	**$ 1,585,732**	**$ 1,236,910**
Tangible Assets:					
Total assets - GAAP	$ 12,820,989	$ 12,578,813	$ 13,147,919	$ 12,727,835	$ 12,643,280
Goodwill	(28,098)	(28,098)	(28,098)	(28,098)	(28,098)
Purchased credit card relationship	(14,087)	(14,854)	(15,622)	(16,389)	(17,235)
Core deposit intangible	(9,725)	(10,283)	(10,914)	(5,420)	(5,810)
Tangible assets	**$ 12,769,079**	**$ 12,525,578**	**$ 13,093,285**	**$ 12,677,928**	**$ 12,592,137**
Common shares outstanding	**214,982**	**214,694**	**213,827**	**212,985**	**212,978**
Tangible common equity ratio	**12.63%**	**12.61%**	**12.33%**	**12.51%**	**9.82%**
Tangible book value per common share	**$ 7.50**	**$ 7.35**	**$ 7.55**	**$ 7.45**	**$ 5.81**

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Tangible Common Equity Ratio and Tangible Book Value per Common Share
The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate
capital
adequacy.
Tangible
common
equity
is
total
equity
less
preferred
equity,
goodwill,
core
deposit
intangibles,
and
other
intangibles,
such
as
the
purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card
relationship
intangible.
Management
and
many
stock
analysts
use
the
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
in
conjunction
with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP.
Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

1 First BanCorp

Pre-Tax, Pre-Provision Income

(Dollars in thousands)

	Quarter Ended September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Income (loss) before income taxes	$ 19,234	$ (43,918)	$ 33,678	$ 29,454	$ 23,265
Add: Provision for loan and lease losses	31,176	74,266	32,970	23,872	26,999
Add/Less: Net loss (gain) on investments and impairments	231	13,097	156	172	245
Less: Unrealized gain on derivative instruments	(144)	-	-	(265)	(418)
Less: Prepayment penalty collected on a commercial mortgage loan	-	-	-	(2,546)	-
Less: Bargain purchase gain on assets acquired/deposits assumed from Doral	-	-	(13,443)	-	-
Add: Non-recurring expenses for acquisition of loans/assumption of deposits from Doral	-	2,562	2,084	-	659
Add: Loss on a commercial mortgage loan held for sale and certain OREOs included in the bulk sale of assets	-	802	-	-	-
Add: Bulk sale of assets related expenses	-	918	-	-	-
Adjusted pre-tax, pre-provision income	$ 50,497	$ 47,727	$ 55,445	$ 50,687	$ 50,750
Change from most recent prior quarter-amount	$ 2,770	$ (7,718)	$ 4,758	$ (63)	$ 2,128
Change from most recent prior quarter-percentage	5.8%	-13.9%	9.4%	-0.1%	4.4%

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Adjusted Pre-Tax, Pre-Provision Income
Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress.  Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives, equity in earnings or loss of unconsolidated entity up until the second quarter of 2014 when the value of the investment became zero as well as certain items identified as unusual, non-recurring or non-operating.
In addition, from time to time, adjusted pre-tax, pre-provision income will reflect the omission of revenue or expense items that management judges to be outside of
ordinary
banking
activities
or
of
items
that,
while
they
may
be
associated
with
ordinary
banking
activities,
are
so
unusually
large
that
management
believes
that
a complete analysis of the Corporation’s performance requires consideration also of adjusted pre-tax, pre-provision income that excludes such amounts.